Exhibit 10.2

DEED OF AMENDMENT
relating to an Intercreditor Agreement dated 21 July 2006
as amended and restated by a Deed of Amendment dated 16 May 2007, and by a Deed of Amendment dated 22 August 2007

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
and
CENTRAL EUROPEAN MEDIA ENTERPRISES N.V.
and
CME MEDIA ENTERPRISES B.V.
as Obligors

and

THE BANK OF NEW YORK
(formerly JPMORGAN CHASE BANK, N.A., LONDON BRANCH)

as 2005 Trustee

and

BNY CORPORATE TRUSTEE SERVICES LIMITED
and
THE BANK OF NEW YORK
as 2007 Trustee

and

THE BANK OF NEW YORK

as 2008 Trustee

and

EUROPEAN BANK
FOR RECONSTRUCTION AND DEVELOPMENT

THIS DEED is dated 10 March 2008 and made between:

(A)	CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., a company established under the laws of Bermuda (the “Company”);

(B)	CENTRAL EUROPEAN MEDIA ENTERPRISES N.V. a company established under the laws of Netherlands Antilles (“CME N.V.”);

(C)	CME MEDIA ENTERPRISES B.V. a company established under the laws of the Netherlands (“CME B.V.”);

(D)	THE BANK OF NEW YORK (formerly JPMORGAN CHASE BANK N.A., LONDON BRANCH) (acting in its capacity as Trustee and Security Trustee under the 2005 Indenture) (the “2005 Trustee”);

(E)	EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT (“EBRD”); and

(F)
BNY CORPORATE TRUSTEE SERVICES LIMITED acting in its capacity as Trustee and THE BANK OF NEW YORK acting is its capacity as Security Trustee under the 2007 Indenture (together, the “2007 Trustee”); and

(G)	THE BANK OF NEW YORK (acting in its capacity as Trustee and Security Trustee under the 2008 Indenture) (the “2008 Trustee”).

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Deed:

“2005 Indenture” means an Indenture dated 5 May 2005 among the Company, CME N.V., CME B.V., the 2005 Trustee, The Bank of New York (formerly JPMorgan Chase Bank, N.A., London Branch) as Principal Paying Agent and Transfer Agent, and The Bank of New York (Luxembourg) S.A. (formerly J.P. Morgan Bank Luxembourg S.A.) as Registrar, Luxembourg Transfer Agent and Luxembourg Paying Agent.

“2007 Indenture” means an Indenture dated 16 May 2007 among the Company, CME N.V., CME B.V., the 2007 Trustee, The Bank of New York as Transfer Agent and Principal Paying Agent, and The Bank of New York (Luxembourg) S.A. as Registrar, Luxembourg Transfer Agent and Luxembourg Paying Agent.

“2008 Indenture” means an Indenture dated on or about the date hereof, between, amongst others, the Company, CME N.V., CME B.V., the 2008 Trustee, The Bank of New York as Transfer Agent, Principal Paying Agent, and Conversion Agent.

“Obligors” means the Company, CME N.V. and CME B.V.

“Original Agreement” means the Intercreditor Agreement dated 21 July 2006, between the Obligors, The Bank of New York (formerly JPMorgan Chase Bank, N.A., London Branch) as Trustee and Security Trustee, and EBRD, as amended and restated by a

Deed of Amendment dated 16 May 2007 and as further amended and restated by a Deed of Amendment dated 22 August 2007.

“Restated Agreement” means the Original Agreement, as amended and restated by this Deed, and the terms of which are set out in Schedule 1 (Restated Agreement).

1.2	Incorporation of defined terms

(a)	Unless a contrary indication appears, a term defined in the draft Restated Agreement attached as Schedule 1 to this Deed has the same meaning in this Deed.

(b)	The principles of construction set out in the draft Restated Agreement attached as Schedule 1 to this Deed shall have effect as if set out in this Deed.

1.3	Clauses

In this Deed any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause or a Schedule to this Deed.

2.	RESTATEMENT OF THE ORIGINAL AGREEMENT

With effect from the date of this Deed, the Original Agreement shall be amended and restated in the form set out in Schedule 1 (Restated Agreement).

3.	FURTHER ASSURANCE

The Company shall ensure that each Obligor shall, at the request of the 2005 Trustee, EBRD, the 2007 Trustee or the 2008 Trustee, and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Deed.

4.	MISCELLANEOUS

4.1	Incorporation of terms

The provisions of Article 4.02 (Entire Agreement; Amendment and Waiver), Article 4.03 (Notices), Article 4.04 (Governing Law and Arbitration) sub-paragraphs (b) and (c), and Article 4.05 (Successors and Assigns; Third Party Rights) of the Restated Agreement shall be incorporated into this Deed as if set out in full in this Deed and as if references in those clauses to “this Agreement” are references to this Deed.

4.2	Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

5.	GOVERNING LAW

This Deed shall be governed and construed in accordance with English law.

This Deed has been entered into on the date stated at the beginning of this Deed.

SCHEDULE 1
Restated Agreement

INTERCREDITOR AGREEMENT

between

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
and
CENTRAL EUROPEAN MEDIA ENTERPRISES N.V.
and
CME MEDIA ENTERPRISES B.V.
as Obligors

and

THE BANK OF NEW YORK
(formerly JPMORGAN CHASE BANK, N.A., LONDON BRANCH)

as 2005 Trustee

and

BNY CORPORATE TRUSTEE SERVICES LIMITED
and
THE BANK OF NEW YORK

as 2007 Trustee

THE BANK OF NEW YORK

as 2008 Trustee

and

EUROPEAN BANK
FOR RECONSTRUCTION AND DEVELOPMENT

Dated 21 July 2006
(as amended and restated by a
Deed of Amendment dated 16 May 2007,
by a Deed of Amendment dated 22 August 2007
and by a Deed of Amendment dated 10 March 2008)

INTERCREDITOR AGREEMENT

AGREEMENT entered into as a Deed and dated 21 July 2006 (and amended and restated on 16 May, 2007, on 22 August 2007 and as further amended and restated on 10 March 2008) between CENTRAL EUROPEAN MEDIA ENTERPRISES LTD. (the “Company”), CENTRAL EUROPEAN MEDIA ENTERPRISES N.V. (“CME N.V.”), CME MEDIA ENTERPRISES B.V. (“CME B.V.”) (the Company, CME N.V. and CME B.V. together, the “Obligors”), THE BANK OF NEW YORK (formerly JPMORGAN CHASE BANK N.A., LONDON BRANCH) (acting in its capacity as Trustee and Security Trustee under the 2005 Indenture), EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT (“EBRD”), BNY CORPORATE TRUSTEE SERVICES LIMITED (in its capacity as Trustee under the 2007 Indenture), THE BANK OF NEW YORK (in its capacity as Security Trustee under the 2007 Indenture) (together, the “2007 Trustee”) and THE BANK OF NEW YORK (in its capacity as Trustee and Security Trustee under the 2008 Indenture) (the “2008 Trustee”).

PREAMBLE

WHEREAS, pursuant to an Indenture dated 5 May 2005 (the “2005 Indenture”) among the Company, CME N.V., CME B.V., The Bank of New York (formerly JPMorgan Chase Bank, N.A., London Branch) as Trustee, Security Trustee, Principal Paying Agent and Transfer Agent, and The Bank of New York (Luxembourg) S.A. (formerly J.P. Morgan Bank Luxembourg S.A.) as Registrar, Luxembourg Transfer Agent and Luxembourg Paying Agent, the Company has created and issued the 2005 Notes, in an aggregate principal amount of €370,000,000, subject to the terms and conditions set forth in the 2005 Indenture;

WHEREAS, pursuant to a loan agreement dated 21 July 2006 as amended by an Amendatory Letter Agreement dated 16 November 2006 and as further amended by a Supplemental Agreement dated 22 August 2007 (the “Original EBRD Loan Agreement”) between the Company and EBRD, EBRD has agreed to lend to the Company an amount not to exceed €100,000,000, subject to the terms and conditions set forth in the EBRD Loan Agreement;

WHEREAS, pursuant to an Indenture dated 16 May 2007 (the “2007 Indenture”) among the Company, CME N.V., CME B.V., the 2007 Trustee, The Bank of New York as Transfer Agent and Principal Paying Agent, The Bank of New York (Luxembourg) S.A. as Registrar, Luxembourg Transfer Agent and Luxembourg Paying Agent, the Company has created and issued the 2007 Notes in an aggregate principal amount of €150,000,000, subject to the terms and conditions set forth in the 2007 Indenture;

WHEREAS, pursuant to a loan agreement dated 22 August, 2007 (the “New EBRD Loan Agreement”) between the Company and EBRD, EBRD has agreed to lend to the Company an amount not to exceed €50,000,000, subject to the terms and conditions set forth in the New EBRD Loan Agreement;

WHEREAS, pursuant to an Indenture dated 10 March 2008 (the “2008 Indenture”) between, amongst others, the Company, CME N.V., CME B.V., the 2008 Trustee, The Bank of New York as Transfer Agent, Principal Paying Agent and Conversion Agent, the Company has created and issued the 2008 Notes in an aggregate principal amount of $425,000,000, subject to the terms and conditions set forth in the 2008 Indenture;

WHEREAS, the Obligors (1) have provided the 2005 Notes Security to the 2005 Trustee as security for the prompt payment when due of all amounts payable in respect of the 2005 Notes Debt; (2) have provided the EBRD Security to EBRD as security for the prompt payment when due of all amounts payable in respect of the EBRD Debt; (3) have provided the 2007 Notes Security to the 2007 Trustee as security for the prompt payment when due of all amounts payable in respect of the 2007 Notes Debt; (4) have provided or will provide the New EBRD Security to EBRD as security for the prompt payment when due of all amounts in respect of the New EBRD Debt; and (5) have provided or will provide the 2008 Notes Security to the 2008 Trustee for the prompt payment when due of all amounts payable in respect of the 2008 Notes Debt; and

WHEREAS, the Parties wish to formalise the manner in which the 2005 Trustee, EBRD, the 2007 Trustee and the 2008 Trustee will share in and enforce the Security on a pari passu basis.

NOW, THIS DEED WITNESSETH AND IT IS HEREBY AGREED as follows:

ARTICLE 1 - DEFINITIONS

Section 1.01.	Definitions

Wherever used in this Agreement (including the Preamble), unless stated otherwise or the context otherwise requires, the terms defined in the Preamble have the respective meanings given to them therein and the following terms have the following meanings:

“2005 Notes”	means the outstanding debt securities issued under the 2005 Indenture.

“2005 Notes Creditor”	means each holder of the 2005 Notes and the 2005 Trustee (on its own behalf and as applicable on behalf of the holders of the 2005 Notes).

“2005 Notes Debt”	means all Liabilities of any Obligor to any 2005 Notes Creditor under or in connection with the 2005 Notes Finance Documents.

“2005 Notes Discharge Date”
means the date on which the 2005 Trustee is satisfied that all of the 2005 Notes Debt has been irrevocably and unconditionally paid and discharged and all rights of the Company to create and issue further 2005 Notes under the 2005 Indenture have been cancelled.

“2005 Notes Finance Documents”	means the 2005 Indenture and the 2005 Notes Security Documents.

“2005 Notes Security”	means the “Collateral” as such term is defined in Section 11.1 of the 2005 Indenture.

“2005 Notes Security Documents”	means the “Security Documents” as such term is defined in Section 11.1 of the 2005 Indenture.

“2005 Trustee”	means JPMORGAN CHASE BANK, N.A., London Branch as Trustee under the 2005 Indenture and where relevant JPMORGAN CHASE BANK, N.A., London Branch as Security Trustee under the 2005 Indenture.

“2007 Notes”	means the outstanding debt securities issued under the 2007 Indenture.

“2007 Notes Creditor”	means each holder of the 2007 Notes and/or the 2007 Trustee (on its own behalf and as applicable on behalf of the holders of the 2007 Notes).

“2007 Notes Debt”	means all Liabilities of any Obligor to any 2007 Notes Creditor under or in connection with the 2007 Notes Finance Documents.

“2007 Notes Discharge Date”
means the date on which the 2007 Trustee is satisfied that all of the 2007 Notes Debt has been irrevocably and unconditionally paid and discharged and all rights of the Company to create and issue further 2007 Notes under the 2007 Indenture have been cancelled.

“2007 Notes Finance Documents”	means the 2007 Indenture and the 2007 Notes Security Documents.

“2007 Notes Security”	means the “Collateral” as such term is defined in Section 11.1 of the 2007 Indenture.

“2007 Notes Security Documents”
means the “Security Documents” as such term is defined in Section 11.1 of the 2007 Indenture, and includes (a) the pledge of shares in CME N.V. granted on or about the date hereof by the Company in favour of the 2007 Trustee; (b) the pledge of shares in CME B.V. granted on or about the date hereof by CME N.V. in favour of the 2007 Trustee; and (c) the security assignment dated on or about the date hereof between the Company, CME B.V. and the 2007 Trustee and relating to the rights, interests and benefits under the Framework Agreement dated 13 December, 2004 (as amended) between the Company, CME B.V. and PPF (Cyprus) Ltd.

“2007 Trustee”	means BNY Corporate Trustee Services Limited as Trustee under the 2007 Indenture and where relevant The Bank of New York as Security Trustee under the 2007 Indenture.

“2008 Notes”	means the outstanding convertible debt securities issued under the 2008 Indenture.

“2008 Notes Creditor”	means each holder of the 2008 Notes and/or 2008 Trustee (on its own behalf and as applicable on behalf of the holders of the 2008 Notes).

“2008 Notes Debt”	means all Liabilities of any Obligor to any 2008 Notes Creditor under or in connection with the 2008 Notes Finance Documents.

“2008 Notes Discharge Date”
means the date on which the 2008 Trustee is satisfied that all of the 2008 Notes Debt has been irrevocably and unconditionally paid and discharged and all rights of the Company to create and issue further 2008 Notes under the 2008 Indenture have been cancelled.

“2008 Notes Finance Documents”	means the 2008 Indenture and the 2008 Notes Security Documents.

“2008 Notes Security”	means the “Collateral” as such term is defined in Section 12.01 of the 2008 Indenture.

“2008 Notes Security Documents”
means the “Security Agreements” as such term is defined in Section 12.01of the 2008 Indenture, and includes (a) the pledge of shares in CME N.V. granted on or about the date hereof by the Company in favour of the 2008 Trustee; (b) the pledge of shares in CME B.V. granted on or about the date hereof by CME N.V. in favour of the 2008 Trustee; and (c) the security assignment dated on or about the date hereof between the Company, CME B.V. and the 2008 Trustee and relating to the rights, interests and benefits under the Framework Agreement dated 13 December, 2004 (as amended) between the Company, CME B.V. and PPF (Cyprus) Ltd..

“2008 Trustee”	means The Bank of New York as Trustee under the 2008 Indenture and where relevant as Security Trustee under the 2008 Indenture.

“Amount Outstanding”
means the aggregate of the Liabilities at any time and from time to time owing and unpaid by any of the Obligors in respect of the 2005 Notes Debt, the EBRD Debt, the 2007 Notes Debt and the 2008 Notes Debt.

“Distribution Moneys”	means any moneys received by any of the Secured Parties or any person acting on behalf, or on the instructions, of any of them from the enforcement of the Security or any part thereof.

“EBRD Debt”	means, collectively, the Original EBRD Debt and the New EBRD Debt.

“EBRD Loan Discharge Date”
means the date on which EBRD is satisfied that all of the EBRD Debt has been irrevocably paid and discharged and all rights of the Company to further borrowings under the Original EBRD Loan Agreement and the New EBRD Loan Agreement have been cancelled.

“EBRD Security”	means, collectively, the Original EBRD Security and the New EBRD Security.

“Enforcement Instructions”	shall have the meaning ascribed to it in Section 3.04(e)(ii).

“Enforcement Notice”	shall have the meaning ascribed to it in Section 3.04(d).

"Euro" or "€"
means the lawful currency of the member states of the European Union that adopt the single currency in accordance with the Treaty Establishing the European Community, as amended by the Treaty on European Union and the Treaty of Amsterdam.

“Finance Document”
means each of the 2005 Notes Finance Documents, the Original EBRD Finance Documents, the 2007 Notes Finance Documents, the New EBRD Finance Documents, the 2008 Notes Finance Documents, and this Agreement.

“Foreign Exchange Event”
means the unavailability of foreign exchange, or any prohibition or restriction imposed as a result of a moratorium or debt rescheduling by the central bank or any other governmental agency or authority within any relevant jurisdiction where the payment of any Amount Outstanding shall be made or where any Distribution Monies are recovered.

“Liability”
means, in relation to any Finance Document, any present or future liability (actual or contingent) which is or may be payable or owing under or in connection with that Finance Document, whether or not matured or liquidated, including (without limitation) in respect of principal, interest, default interest, commission, charges, fees, expenses, indemnities and other amounts provided for therein.

“New EBRD Debt”	means all Liabilities of any Obligor to EBRD under or in connection with the New EBRD Finance Documents.

“New EBRD Finance Documents”	means the New EBRD Loan Agreement, the New Subsidiary Guarantees and each of the New EBRD Security Documents.

“New EBRD Security”	means the security created, expressed to be created or agreed to be created pursuant to any of the New EBRD Security Documents to secure all amounts owing to EBRD in respect of the New EBRD Debt.

“New EBRD Security Documents”
means (a) the pledge of shares in CME N.V. granted on or about the date hereof by the Company in favour of EBRD; (b) the pledge of shares in CME B.V. granted on or about the date hereof by CME N.V. in favour of EBRD; and (c) the contract assignment dated on or about the date hereof between the Company, CME B.V. and EBRD and relating to the rights, interests and benefits under the Framework Agreement dated 13 December 2004 (as amended) between the Company, CME B.V. and PPF (Cyprus) Ltd.

“New Subsidiary Guarantee”	shall have the meaning ascribed to it in the New EBRD Loan Agreement.

“Original EBRD Debt”	means all Liabilities of any Obligor to EBRD under or in connection with the Original EBRD Finance Documents.

“Original EBRD Finance Documents”	means the Original EBRD Loan Agreement, the Original Subsidiary Guarantees and each of the Original EBRD Security Documents.

“Original EBRD Security”
means the security created, expressed to be created or agreed to be created pursuant to any of the Original EBRD Security Documents to secure all amounts owing to EBRD in respect of the Original EBRD Debt.

“Original EBRD Security Documents”
means (a) the pledge of shares in CME N.V. granted on 21 July 2006 by the Company in favour of EBRD; (b) the pledge of shares in CME B.V. granted on 21 July 2006 by CME N.V. in favour of EBRD; and (c) the contract assignment dated 21 July 2006 between the Company, CME B.V. and EBRD and relating to the rights, interests and benefits under the Framework Agreement dated 13 December, 2004 (as amended) between the Company, CME B.V. and PPF (Cyprus) Ltd.

“Original Subsidiary Guarantee”	means each Subsidiary Guarantee as defined in the Original EBRD Loan Agreement.

“Party”	means any Obligor, EBRD, the 2005 Trustee, the 2007 Trustee or the 2008 Trustee as the context requires.

“Prior Party”
means, (i) in relation to EBRD: the 2005 Trustee; (ii) in relation to the 2007 Trustee: the 2005 Trustee and/or EBRD; and (iii) in relation to the 2008 Trustee: the 2005 Trustee, EBRD, and/or the 2007 Trustee.

“Reciprocal Enforcement Notice”	shall have the meaning ascribed to it in Section 3.04(e)(i).

“Secured Parties”	means the 2005 Trustee, EBRD, the 2007 Trustee and the 2008 Trustee.

“Security”	means the 2005 Notes Security, the Original EBRD Security, the 2007 Notes Security, the New EBRD Security and the 2008 Notes Security.

“Security Documents”	means the 2005 Notes Security Documents, the Original EBRD Security Documents, the 2007 Notes Security Documents, the New EBRD Security Documents and the 2008 Notes Security Documents.

“Subsequent Party”
means, (i) in relation to the 2005 Trustee: EBRD, the 2007 Trustee and the 2008 Trustee (ii) in relation to EBRD: the 2007 Trustee and the 2008 Trustee; and (iii) in relation to the 2007 Trustee: the 2008 Trustee.

“USD” or “$”	means the lawful currency of the United States of America.

Section 1.02.	Interpretation

(a)
In this Agreement, unless the context otherwise requires, words denoting the singular include the plural and vice versa, words denoting persons include corporations, partnerships and other legal persons and references to a person include its successors and permitted assigns.

(b)	In this Agreement, a reference to a specified Article or Section shall be construed as a reference to that specified Article or Section of this Agreement.

(c)	In this Agreement, a reference to an agreement shall be construed as a reference to such agreement as it may be amended, varied, supplemented, novated or assigned from time to time.

(d)	In this Agreement, the headings and the Table of Contents are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

Section 1.03.	Effect as a Deed

This Agreement is intended to take effect as a Deed.

ARTICLE 2 - CONSENT AND ACKNOWLEDGEMENT

Section 2.01.	Consent and Acknowledgement

(a)
The 2005 Trustee hereby acknowledges the creation and existence of the Original EBRD Security and the New EBRD Security on a pari passu basis with the 2005 Notes Security in right and priority of payment, without any preference between themselves.

(b)
The 2005 Trustee and EBRD hereby acknowledge the creation and existence of the 2007 Notes Security on a pari passu basis with the 2005 Notes Security, the Original EBRD Security and the New EBRD Security in right and priority of payment, without any preference between themselves.

(c)
The 2007 Trustee hereby acknowledges the creation and existence of the 2005 Notes Security, the Original EBRD Security and the New EBRD Security on a pari passu basis with the 2007 Notes Security in right and priority of payment, without any preference between themselves.

(d)
The 2005 Trustee, EBRD and the 2007 Trustee hereby acknowledge the creation and existence of the 2008 Notes Security on a pari passu basis with the 2005 Notes Security, the Original EBRD Security, the 2007 Notes Security and the New EBRD Security in right and priority of payment, without any preference between themselves.

(e)
The 2008 Trustee hereby acknowledges the creation and existence of the 2005 Notes Security, of the Original EBRD Security, the 2007 Notes Security and the New EBRD Security on a pari passu basis with the 2008 Notes Security in right and priority of payment, without any preference between themselves.

(f)
The Obligors hereby agree to the terms of this Agreement and undertake with the Secured Parties to observe the provisions hereof and not to do or omit to do anything which may prejudice or adversely affect the enforcement of such provisions.

ARTICLE 3 - SHARING AND ENFORCEMENT

Section 3.01.	Application of Distribution Moneys

(a)
Unless and until the whole of the Amount Outstanding has been paid in full, all Distribution Moneys shall, as between the 2005 Trustee, EBRD, the 2007 Trustee and the 2008 Trustee, be applied and divided as follows:

(1)
first, pro rata in paying all proper costs, charges and expenses incurred by the Secured Parties in the enforcement of the Security or any part thereof or otherwise in collecting Distribution Moneys, which will be pro rata to the Amount Outstanding under the 2005 Notes Debt, the EBRD Debt, the 2007 Notes Debt  and the 2008 Notes Debt, respectively;

(2)
next, pro rata in paying to each of the Secured Parties the part of the Amount Outstanding which is due and payable to it in respect of the 2005 Notes Debt, the EBRD Debt, the 2007 Notes Debt and the 2008 Notes Debt, respectively, and, if applicable, in accordance with Section 3.01(b); and

(3)	last, in paying the surplus (if any) to the person or persons entitled thereto.

(b)
If the Distribution Moneys are or may be insufficient to pay in full all amounts due under Section 3.01(a)(1) or 3.01(a)(2), as the case may be, then the Distribution Moneys shall be apportioned for payment under Section 3.01(a)(1) or 3.01(a)(2), as the case may be, ratably and without preference or priority between the Secured Parties in the proportions that the part of the Amount Outstanding which is due in respect of, respectively, the 2005 Notes Debt, the EBRD Debt, the 2007 Notes Debt and the 2008 Notes Debt at the date of such payment bears to the whole of the Amount Outstanding at such date.  Pending such payment, such Distribution Moneys shall be held in a segregated interest-bearing deposit account, and interest thereon shall form part of the Distribution Moneys for payment under Section 3.01(a)(1) or 3.01(a)(2).

(c)
Notwithstanding any other provision of this Agreement, during the existence of a Foreign Exchange Event, none of the Secured Parties shall be required to share with the others any Distribution Moneys in a currency other than the local currency of the jurisdiction of such recovery (in this Section 3.01(c) referred to as the “Local Currency”) or proceeds of any Distribution Moneys which it recovers pro rata in accordance with Section 3.01(a) and 3.01(b) in any currency other than the Local Currency.

Section 3.02.	Notional Conversion of Amounts

For the purposes of determining the respective entitlements of the Secured Parties between themselves at any time or from time to time to any Distribution Moneys, the Secured Parties shall use Euro as the currency of reference.  Any amounts expressed in currencies other than Euro shall be notionally converted into Euro at the effective rate of exchange for buying Euro on the date of such payment as notified by the European Central Bank.  If, in the case of any particular currency, there is no such effective rate of exchange on such date, any amount expressed in that currency shall be notionally converted into Euro at such rate of exchange as may be reasonably determined by the 2005 Trustee (in respect of the 2005 Notes Debt), EBRD (in respect of the EBRD Debt), the 2007 Trustee (in respect of the 2007 Notes Debt) and the 2008 Trustee (in respect of the 2008 Notes Debt) on the basis of the most recent information provided by the International Monetary Fund.

Section 3.03.	Trust

In the event that any of the Secured Parties receives any Distribution Moneys in excess of their respective entitlement under this Article, such Secured Party shall promptly notify the remaining Secured Parties and hold any such excess moneys in trust for the remaining Secured Parties, to whom it shall account therefor as soon as the respective entitlement of each of the Secured Parties has been established pursuant to the provisions of this Agreement.

Section 3.04.	Enforcement of Security

(a)	The 2005 Trustee shall be obliged to notify EBRD, the 2007 Trustee and the 2008 Trustee promptly:

(i)	in the event that the 2005 Trustee becomes aware that the 2005 Notes Security has become enforceable;

(ii)	in the event that amounts outstanding in respect of the 2005 Notes Debt have become immediately due and payable under Section 6.2 of the 2005 Indenture; and

(iii)	upon first making demand with respect to all or any part of the 2005 Notes Debt.

(b)	EBRD shall be obliged to notify the 2005 Trustee, the 2007 Trustee and the 2008 Trustee promptly:

(i)	in the event that EBRD becomes aware that any of the EBRD Security has become enforceable;

(ii)
in the event that amounts outstanding in respect of any of the EBRD Debt have become immediately due and payable under Section 7.02(2) of the Original EBRD Loan Agreement and/or Section 7.02(2) of the New EBRD Loan Agreement; and

(iii)	upon first making demand with respect to all or any part of the EBRD Debt.

(c)	The 2007 Trustee shall be obliged to notify the 2005 Trustee, EBRD and the 2008 Trustee promptly:

(i)	in the event that the 2007 Trustee becomes aware that the 2007 Notes Security has become enforceable;

(ii)	in the event that amounts outstanding in respect of the 2007 Notes Debt have become immediately due and payable under Section 6.2 of the 2007 Indenture; and

(iii)	upon first making demand with respect to all or any part of the 2007 Notes Debt.

(d)	The 2008 Trustee shall be obliged to notify the 2005 Trustee, EBRD and the 2007 Trustee promptly:

(i)	in the event that the 2008 Trustee becomes aware that the 2008 Notes Security has become enforceable;

(ii)	in the event that amounts outstanding in respect of the 2008 Notes Debt have become immediately due and payable under Section 6.02 of the 2008 Indenture; and

(iii)	upon first making demand with respect to all or any part of the 2008 Notes Debt.

(e)

(1)
If any of the Security becomes enforceable, the 2005 Trustee, EBRD, the 2007 Trustee and the 2008 Trustee may (but shall not be obliged to) consult with the other Secured Parties and endeavour to agree a course of action under the Finance Documents.  Notwithstanding the foregoing, at any time that any of the Security has become enforceable, the 2005 Trustee, EBRD, the 2007 Trustee or the 2008 Trustee may, by notice to the other Secured Parties (an “Enforcement Notice”), request a joint enforcement of the Security in accordance with paragraph (h).

(2)	Any Enforcement Notice served by EBRD shall be deemed to have been served in respect of the Original EBRD Security and the New EBRD Security collectively

(f)
If EBRD or the 2007 Trustee or the 2008 Trustee shall have served an Enforcement Notice on the remaining Secured Parties at a time when any of the 2005 Notes Security has become enforceable, the 2005 Trustee shall either:

(i)
by notice to each other Secured Party (a "Reciprocal Enforcement Notice") agree to a joint enforcement of the Security, whereupon the Secured Parties shall jointly enforce the Security in accordance with paragraph (h); or

(ii)	promptly seek instructions from the holders of the 2005 Notes ("Enforcement Instructions") in accordance with the terms of the 2005 Indenture to:

(A)	(to the extent not already so due and payable) declare all amounts of the 2005 Notes Debt to be immediately due and payable under Section 6.2 of the 2005 Indenture; and

(B)
enforce the 2005 Notes Security, whereupon, if Enforcement Instructions are given by the holders of at least 25% in principal amount of the outstanding 2005 Notes (or any such other percentage as may be required under the terms of the 2005 Indenture, to so instruct the 2005 Trustee), the Secured Parties shall jointly enforce the Security in accordance with paragraph (h).

(g)

(1)	If the 2005 Trustee shall have served an Enforcement Notice on the Subsequent Parties, the Secured Parties shall jointly enforce the Security in accordance with paragraph (h).

(2)	For the avoidance of doubt:

(i)
if a Party shall have served an Enforcement Notice on its Subsequent Parties, such Subsequent Parties shall declare such amount of the Amount Outstanding owed to such Subsequent Parties to be immediately due and payable, and such Subsequent Parties shall co-operate with the Party that has served the Enforcement Notice to enforce all relevant Security on a pari passu basis and in accordance with the provisions of, sub-paragraphs (x)-(z) of 3.04(h) below; and

(ii)
if a Party shall have served an Enforcement Notice on its Prior Parties, such Prior Parties may declare such amount of the Amount Outstanding owing to such Prior Parties to be immediately due and payable and co-operate with the Party that has served the Enforcement Notice, but shall not be required to do so, and (A) if any such Prior Parties elect to so cooperate, then the co-operating parties shall enforce all relevant Security on a pari passu basis and in accordance with the provisions of sub-paragraphs (x)-(z) of 3.04(h) below, (B) if all such Prior Parties elect not to cooperate and not to enforce, then the Party that has served the Enforcement Notice may enforce independently, as contemplated by the provisions of 3.04(i) below, and (C) the 2005 Trustee shall have the rights as set out in (h)(ii) below. Nothing in this paragraph 3.04(g)(2) shall derogate in any way from the rights of the 2005 Trustee as set out in paragraphs 3.04 (f),(g)(1) and (h)

(h)	If:

(i)	an Enforcement Notice is served by the 2005 Trustee; or

(ii)	an Enforcement Notice is served by EBRD, the 2007 Trustee or the 2008 Trustee and either:

(A)	the 2005 Trustee has served a Reciprocal Enforcement Notice; or

(B)	the 2005 Trustee shall have received Enforcement Instructions from the requisite holders of the 2005 Notes,

then the Secured Parties shall (to the extent not already so due and payable) declare all amounts of the 2005 Notes Debt, the EBRD Debt, the 2007 Notes Debt and the 2008 Notes Debt, respectively, to be immediately due and payable under Section 6.2 of the 2005 Indenture, Section 7.02(2) of the EBRD Loan Agreement, Section 6.2 of the 2007 Indenture or Section 6.02 of the 2008 Indenture and shall co-operate with each other to enforce the Security on a pari passu basis and in accordance with the following provisions:

(x)	the 2005 Notes Security, the EBRD Security, the 2007 Notes Security and the 2008 Notes Security shall be enforced jointly and, so far as practicable, by the same method;

(y)	such enforcement will be effected with the aim of maximising recoveries with the objective of achieving an expeditious realisation of assets subject to the Security; and

(z)
in the case of the exercise of a power of sale in accordance with the Security Documents, each of the Secured Parties shall execute such release or other necessary document so as to permit a good title free from any Security to be passed to the purchasers.

(i)
For the avoidance of doubt, neither EBRD, the 2007 Trustee nor the 2008 Trustee shall be prevented from separately commencing enforcement action under the EBRD Security, the 2007 Notes Security or the 2008 Notes Security (as applicable), at any time prior to an Enforcement Notice having been served by the other Secured Parties, provided that, such Secured Party seeking to enforce its Security has delivered an Enforcement Notice on the other Secured Parties prior to commencing such action.

(j)
Each of the Secured Parties shall keep the other informed of any proceedings to enforce the Security or any part thereof, any other proceedings against the Company and any other material matters which may affect the operation of this Agreement.

(k)
In each case in the absence of manifest error: (w) the global note representing the 2005 Notes and the relevant entries thereon shall be conclusive evidence of the principal amount of the 2005 Notes Debt from time to time; (x) the entries in EBRD's records relating to the EBRD Debt shall be conclusive evidence of the principal amount of the EBRD Debt from time to time; (y) the global note representing the 2007 Notes and the relevant entries thereon shall be conclusive evidence of the principal amount of the 2007 Notes Debt from time to time; and (z) the global note representing the 2008 Notes and the relevant entries thereon shall be conclusive evidence of the principal amount of the 2008 Notes Debt from time to time.

ARTICLE 4 - MISCELLANEOUS

Section 4.01.	Term of Agreement

This Agreement shall continue in force until the latest of the occurrence of the 2005 Notes Discharge Date, the EBRD Loan Discharge Date, the 2007 Notes Discharge Date and the 2008 Notes Discharge Date.

Section 4.02.	Entire Agreement; Amendment and Waiver

This Agreement and the documents referred to herein constitute the entire obligation of the Parties with respect to the subject matter hereof and shall supersede any prior expressions of intent or understandings with respect to this transaction.  Any amendment to this Agreement (including, without limitation, this Section 4.02) shall be in writing, signed by all Parties.

Section 4.03.	Notices

Any notice or other communication to be given or made under this Agreement to any Party shall be in writing.  Except as otherwise provided in this Agreement, such notice or other communication shall be deemed to have been duly given or made when it is delivered by hand, courier or facsimile transmission to the Party to which it is required or permitted to be given or made at such Party's address specified below its signature to this Agreement or at such other address as such Party designates by notice to the Party giving or making such notice or other communication.

Section 4.04.	Governing Law and Arbitration

(a)	This Agreement shall be governed by and construed in accordance with the laws of England and Wales.

(b)
Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity hereof, shall be settled by arbitration in accordance with the UNCITRAL Arbitration Rules as at present in force.  There shall be one arbitrator and the appointing authority shall be the London Court of International Arbitration.  The seat and place of arbitration shall be London, England and the English language shall be used throughout the arbitral proceedings.  The Parties hereby waive any rights under the Arbitration Act 1996 or otherwise to appeal any arbitration award to, or to seek determination of a preliminary point of law by, the courts of England.  The arbitral tribunal shall not be authorised to take or provide, and each of the 2005 Trustee, the 2007 Trustee and the 2008 Trustee agree that it shall not seek from any judicial authority, any interim measures of protection or pre-award relief against EBRD, any provisions of UNCITRAL Arbitration Rules notwithstanding.

(c)
Nothing in this Agreement shall be construed as a waiver, renunciation or other modification of any immunities, privileges or exemptions of EBRD accorded under the Agreement Establishing the European Bank for Reconstruction and Development, international convention or any applicable law.

Section 4.05.	Successors and Assigns; Third Party Rights

(a)
This Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties hereto; provided, however, that neither the 2005 Trustee, EBRD, the 2007 Trustee nor the 2008 Trustee shall assign or transfer any interest it has under this Agreement or the Security unless the assignee or transferee undertakes to be bound by the provisions of this Agreement.

(b)
For the avoidance of doubt, the Obligors shall not have any rights under this Agreement, the provisions of which are only for the benefit of the 2005 Trustee, EBRD, the 2007 Trustee or the 2008 Trustee (as applicable).

(c)
Except as provided in this Section 4.05, none of the terms of this Agreement are intended to be enforceable by any third party. A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

Section 4.06.	Counterparts

This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

[Intentionally left blank]

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorised representatives, have caused this Deed to be executed and delivered as a Deed on the date first above written.

THE OBLIGORS

THE COMMON SEAL OF

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

was hereunto affixed in the presence of:

/s/ Wallace Macmillan
Wallace Macmillan
Chief Financial Officer

Address:	c/o CME Development Corp.
Aldwych House
81 Aldwych
London WC2B 4HN

Facsimile:	+44-20-7430-5403

Attention:	General Counsel

EXECUTED and DELIVERED as a DEED

for and on behalf of

CENTRAL EUROPEAN MEDIA ENTERPRISES N.V.

By:	/s/ Michael Garin
Name:	Michael Garin
Title:	Managing Director

Address:	c/o CME Development Corp.
Aldwych House
81 Aldwych
London WC2B 4HN

Facsimile:	+44-20-7430-5403

Attention:	General Counsel

EXECUTED and DELIVERED as a DEED

for and on behalf of

CME MEDIA ENTERPRISES B.V.

By:	/s/ Michael Garin
Name:	Michael Garin
Title:	Managing Director

Address:	Dam 5B
1012JS Amsterdam
The Netherlands

Facsimile:	+31-20-4-231-404

Attention:	Managing Director

The 2005 Trustee

EXECUTED and DELIVERED as a DEED

for and on behalf of

THE BANK OF NEW YORK (formerly JPMORGAN CHASE BANK, N.A., LONDON BRANCH)

By:	/s/ Jason Blondell
Name:	Jason Blondell
Title:	Authorised Signatory

in the presence of:	/s/ Mark Jeanes

Address:	c/o One Canada Square
London E14 SAL

Facsimile:	+ 44 207 964 2536

Attention:	Jason Blondell

EBRD

EXECUTED and DELIVERED as a DEED

for and on behalf of

EUROPEAN BANK

FOR RECONSTRUCTION AND DEVELOPMENT

By:	/s/ Michelle Senecal de Fonseca
Name:	Michelle Senecal de Fonseca
Title:	Director, Telecommunications, Informatics and Media

Address:	One Exchange Square
London EC2A 2JN
United Kingdom

Facsimile:	+44-20-7338-6100

Attention:	Operation Administration Unit

The 2007 Trustee

EXECUTED and DELIVERED as a DEED

for and on behalf of

BNY CORPORATE TRUSTEE SERVICES LIMITED

By:	/s/ Jason Blondell
Name:	Jason Blondell
Title:	Authorised Signatory

in the presence of:	/s/ Mark Jeanes

Address:	One Canada Square
London E14 5AL
United Kingdom

Facsimile:	+44 -20-7964-6399

Attention:	Jason Blondell

EXECUTED and DELIVERED as a DEED

for and on behalf of

THE BANK OF NEW YORK

By:	/s/ Jason Blondell
Name:	Jason Blondell
Title:	Authorised Signatory

in the presence of:	/s/ Mark Jeanes

Address:	c/o One Canada Square
London E14 SAL

Facsimile:	+ 44 207 964 2536

Attention:	Jason Blondell

The 2008 Trustee

EXECUTED and DELIVERED as a DEED

for and on behalf of

THE BANK OF NEW YORK

By:	/s/ Jason Blondell
Name:	Jason Blondell
Title:	Authorised Signatory

By:	/s/ Marco Thuo
Name:	Marco Thuo
Title:	Assistant Vice President

Address:	One Canada Square
London E14 5AL
United Kingdom

Facsimile:	+44 -20-7964-6399

Attention:	Jason Blondell